SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 7, 2000
______________________________________________________________________________
                    (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)


     Pennsylvania                0-27942                       23-2828883
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                19401
______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)


                               (610) 251-1600
______________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



ITEM 5.  OTHER EVENTS
         ------------

    On March 7, 2000, Commonwealth Bancorp, Inc. announced that it has completed its previously announced program to repurchase 0.6 million shares of its outstanding common stock. For additional information, reference is made to the Press Release, dated March 7, 2000, which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated March 7, 2000



















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 COMMONWEALTH BANCORP, INC.



Date: March 8, 2000              By:  /s/Charles M. Johnston
                                      ----------------------
                                       Charles M. Johnston
                                       Chief Financial Officer
























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